UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 13, 2022

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 12, 2022, the following communication was made available by Aaron Ratner, Chief Executive Officer of Clean Earth Acquisitions Corp. (the “Company”), on LinkedIn:

Aaron T Ratner• 3rd+Developing and investing in the deployment of climate technologies into sustainable infrastructure projects8m • 8 minutes ago

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Yesterday Clean Earth Acquisitions Corp. announced our agreement for a business combination with Alternus Energy Group Plc, a leading, vertically integrated European utility scale renewable power producer.

When we formed Clean Earth, we committed to a catalytic outcome for the energy transition. This business combination will provide Alternus access to more efficient capital markets to fund its growth in Europe and the United States.

Thank you to everyone who worked tirelessly in these difficult markets to get this deal done: Nicholas Parker Martha R. Julian Tung Candice Beaumont Michael Vahrenkamp Brad Allen Nicholaus RohlederWissam Anastas Rave' Mehta Pace Ralli Volckert van ReesemaClaire Le Louët Martin Gruschka David S. Alex Greystoke Charles Ecalle Olivier Pinard J. Alan Reid, Jr. Phil Swift Matthew L. Scullin António Carlos Rodrigues Bryan Turley Matthew Brotman Ryan J Gerety Rock Tonkel Noah James Will Chuchawat Steven FishmanEdward Shen #solarpower #renewablepower

https://lnkd.in/eWwT7vjm.

Reference is made to additional information at https://lnkd.in/egvpiGCj

Cautionary Statement Regarding Forward-Looking Statements

This communication (the “Communication”) contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company. Certain statements included in this Communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA and EBITDA Margin), projections of industry supply and demand, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination (the “Business Combination”) and any related transactions, the level of redemptions by the Company public stockholders and the timing of the completion of the Business Combination between the Company and Alternus Energy Group Plc (“Alternus”), including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Communication and on the current expectations of the Company’s and Alternus’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Alternus.

Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed Business Combination, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and Alternus believes that there is a reasonable basis for each forward-looking statement contained in this Communication, each of the Company and Alternus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Business Combination, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Communication. Forward-looking statements in this Communication include statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business Combination and the benefits of the Business Combination. Neither the Company nor Alternus can assure you that the forward-looking statements in this Communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’s business; inherent risks relating to acquisitions and Alternus’s ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’s need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meets its funding needs; Alternus’s limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 23, 2022 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, Alternus their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and Alternus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Communication represent the views of the Company and Alternus as of the date of this Communication Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and Alternus’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Communication. There may also be additional risks that neither the Company nor Alternus presently know, or that neither the Company nor Alternus currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or Alternus’s expectations, plans or forecasts of future events and views after the date of this Communication. Subsequent events and developments may cause the Company’s and Alternus’s assessments to materially change. While the Company and Alternus may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor Alternus undertakes to update, supplement or amend any of the forward-looking statements in this Communication at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or Alternus as of any date subsequent to the date of this Communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Clean Earth, Alternus Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s shareholders in connection with the proposed business combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on February 23, 2022 in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s shareholders in connection with the proposed business combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described below.

Additional Information About the proposed business combination and Where to Find It

In connection with the proposed business combination, Clean Earth intends to file relevant materials with the SEC, including a proxy statement. Clean Earth urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Clean Earth, Alternus Energy and the proposed business combination. The final proxy statement, a proxy card, and other relevant documents will be mailed to the shareholders of Clean Earth as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisition Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2022

Clean Earth Acquisitions Corp.

By:	/s/ Aaron T. Ratner
Name: Aaron T. Ratner
Title: Chief Executive Officer